SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              OCTOBER 10, 1995
                     _________________________________
                     (Date of earliest event reported)

                           GREY ADVERTISING INC.
           ______________________________________________________
           (Exact name of Registrant as specified in its charter)

     Delaware                 0-7898                   3-0802340
     ______________     _____________________      __________________
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                 777 Third Avenue, New York, New York 10017
        ____________________________________________________________
        (Address of principal executive offices, including zip code)

                               (212) 546-2000
            ____________________________________________________
            (Registrant's telephone number, including area code)

                               Not Applicable
       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 5.  OTHER EVENTS.

               On October 10, 1995, Grey Advertising Inc. (the
          "Company") conducted its 1995 Annual Meeting of Stock-holders (the "Meeting").

               At the Meeting, the Company's stockholders approved a proposal (the "Class B Proposal") to amend the Company's Restated Certificate of Incorporation and a proposal (the "Director Proposal") to elect John Shannon as director for a three-year term.

               The Class B Proposal requested that the stockholders approve an amendment to extend the date for the automatic conversion of the Company's Limited Duration Class B Common Stock (the "Class B Stock"). A copy of the amend-ment is filed herewith as Exhibit 3.01 and incorporated herein by reference.

               The Class B Proposal was voted on by the holders of the Company's Common Stock, par value $1 per share (the
          "Common Stock"), the Class B Common Stock, and the Pre-ferred Stock.

               The votes cast by the holders of outstanding shares of Common Stock, Class B Stock and Preferred Stock with respect to the Class B Proposal are set forth below:

                               FOR         AGAINST     ABSTAINED

          Common Stock       462,010       219,882       1,183

          Class B Common   2,809,040        16,050       3,870

          Preferred Stock    330,000         -0-          -0-


                    At the Meeting, John Shannon was elected to serve as a director for a three-year term pursuant to the Director Proposal. The votes cast by the holders of outstanding shares of Common Stock, Class B Stock and Preferred Stock with respect to the Director Proposal are set forth below:

                               FOR         WITHHELD

          Common Stock       687,301        5,038

          Class B Common   2,847,240        3,180

          Preferred Stock    330,000         -0-


          ITEM 7.  EXHIBITS.

          Exhibit No.         Description of Exhibit

            3.01              Certificate of Amendement
                              to Restated Certificate of
                              Incorporation

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GREY ADVERTISING INC.

                                   By: /s/Steven G. Felsher
                                        Steven G. Felsher
                                        Executive Vice President,
                                         Secretary and Treasurer

          Date:  October 31, 1995


                              Index to Exhibits

                                                   Page Number in
                                                   Sequential
                                                   Numbering Sys-
                                                   tem Where
          Exhibit Number     Description of Ex-    Exhibit
           601               hibits                May be Found

               3.01          Amendment to the           7
                             Restated Certifi-
                             cate of Incorpora-
                             tion of Grey Adver-
                             tising Inc.